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                SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549


                       ___________________


                            Form 8-K

                         Current Report

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


                  Date of Report:  June 21, 1995


            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
         (Exact name of registrant as specified in charter)



       New York           1-1217              13-5009340
      (State of         (Commission       (I.R.S. Employer
     incorporation)     File Number)     Identification No.)



               4 Irving Place, New York, NY  10003
            (Address of principal executive offices)


        Registrant's telephone number:  (212) 460-4600
















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                INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

     On June 21, 1995, the Company entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated for the sale of $100 million aggregate principal amount of the Company's 6 5/8% Debentures, Series 1995 A (the "Debentures"). The Debentures were registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-3 (No. 33-62266, declared effective May 11, 1993), for $665 million of unsecured debt securities of the Company, of which $505 million have been sold in previous offerings of debt securities.

      Copies of the underwriting agreement and the definitive form of the Debentures are filed as exhibits to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

     1   Underwriting Agreement relating to the Debentures.

     4   Form of Debenture.

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                           SIGNATURE





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CONSOLIDATED EDISON COMPANY
                                  OF NEW YORK, INC.



                                By: RAYMOND J. MCCANN

                                    Raymond J. McCann
                                    Executive Vice President
                                     and Chief Financial Officer



DATE:  June 21, 1995
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                              - 4 -


                        Index to Exhibits

                                                  Sequential Page
                                                  Number at which
Exhibit               Description                  Exhibit Begins



   1          Underwriting Agreement relating
              to Debentures


   4          Form of Debenture.